EXHIBIT 99.2

November 4, 2014

Hudson Valley Holding Corp.

21 Scarsdale Road

Yonkers, NY  10707

Ladies and Gentlemen:

As a holder of common stock, par value $0.01 per share (the “Sterling Common Stock”), of Sterling Bancorp, a Delaware corporation (“Sterling”), the undersigned (the “Shareholder”) understands that Hudson Valley Holding Corp., a New York corporation (“Hudson Valley”), and Sterling propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as it may be from time to time amended, the “Merger Agreement”), providing for, among other things, the merger of Hudson Valley with and into Sterling (the “Merger”), in which each of the issued and outstanding shares of common stock, par value $0.20 per share, of Hudson Valley (the “Hudson Valley Common Stock”) (except for shares of Hudson Valley Common Stock owned by Hudson Valley as treasury stock or owned by Hudson Valley or Sterling, in each case other than in a fiduciary or agency capacity or as a result of debts previously contracted) shall be converted into the right to receive the Merger Consideration. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

The Shareholder acknowledges that, as an inducement for Hudson Valley to enter into the Merger Agreement and incur the obligations therein, Hudson Valley has required that the Shareholder enter into this letter agreement and the Shareholder is willing to enter into this letter agreement.

In consideration of the foregoing and the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      As used in this letter agreement, “Shares” means the shares of Sterling Common Stock which the Shareholder owns of record or beneficially as of the date of this letter agreement, the number of which is set forth on Exhibit A attached hereto, any other shares of capital stock of Sterling the beneficial or record ownership of which is acquired by the Shareholder after the date hereof (including through the exercise of stock options, warrants or similar rights, the vesting, conversion or exchange of securities or the acquisition of the power to vote or direct the voting of such shares), and any other securities issued by Sterling that are entitled to vote on the approval of the Merger Agreement held or acquired by the Shareholder (whether acquired heretofore or hereafter).  As used in this agreement, the terms “beneficial owner”, “beneficially own” and “beneficial ownership” shall have the meaning set forth in Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.                                      At every meeting of the shareholders of Sterling, and at every postponement, recess, adjournment or continuation thereof, and on every action, consent or approval (including by written consent) of the shareholders of Sterling, the Shareholder agrees to vote, or cause to be voted, or give consent with respect to, the Shares (a) in favor of (i) the approval and adoption of the Merger Agreement, (ii) the approval of the Merger and the other transactions contemplated by the Merger Agreement and (iii) any other matter that is required to be approved by the shareholders of Sterling to facilitate the transactions contemplated by the Merger Agreement, (b) against (i) any proposal made in opposition to or in competition with the Merger or the transactions contemplated by the Merger Agreement, (ii) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Sterling under the Merger Agreement or of the Shareholder under this letter agreement, and (iii) any proposal, transaction, amendment of the Sterling Certificate or Sterling Bylaws or other action which could reasonably be expected to prevent, impede, interfere with, delay, postpone, discourage or frustrate the purposes of or adversely affect the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the fulfillment of Hudson Valley’s or Sterling’s conditions under the Merger Agreement and (c) as directed by Hudson Valley with respect to any postponement, recess, adjournment or other procedural matter at any meeting of the shareholders of Sterling relating to any of the matters set forth in the foregoing clauses (a) or (b).  The Shareholder shall cause any such vote to be cast (or consent to be given) in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Shareholder shall provide Hudson Valley with at least five (5) business days’ prior written notice prior to signing any action proposed to be taken by written consent with respect to any Shares.  The Shareholder agrees not to enter into any agreement or commitment with any person the effect of which would be inconsistent with or otherwise violate the provisions and agreements set forth herein.

3.                                      Notwithstanding anything to the contrary herein, the Shareholder shall remain free to vote or exercise its rights to consent with respect to the Shares with respect to any matter not covered by paragraph 2 in any manner the Shareholder deems appropriate, provided that such vote or consent could not reasonably be expected to prevent, impede, interfere with, delay, postpone, discourage or frustrate the purposes, or prevent or delay the consummation, of the Merger or the other transactions contemplated by the Merger Agreement or the fulfillment of Hudson Valley’s or Sterling’s conditions under the Merger Agreement.  The Shareholder is entering into this letter agreement solely in his, her or its capacity as a record or beneficial owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by the Shareholder solely in his or her capacity as a director or officer of Sterling (or a Subsidiary of Sterling).

4.                                      Solely in his, her or its capacity as a record or beneficial owner of the Shares, except as otherwise provided in this letter agreement, the Shareholder agrees, and agrees to cause its affiliates and its and their agents, advisors and representatives (“Shareholder Representatives”) not to directly or indirectly engage in any activities in opposition to the recommendation of the board of directors of Sterling or any of its affiliates, seek the removal of any member of the board of directors of Sterling or any of its affiliates, submit any shareholder proposal (whether pursuant to Rule 14a-8 under the Exchange Act or otherwise)

or any nomination of a director or directors for shareholder action to Sterling or any of its affiliates, seek to call a special meeting or commence a consent solicitation with respect to Sterling or any of its affiliates, or solicit, encourage, or in any way participate in the solicitation of, any proxies or consents with respect to, or form or join any group (as defined under Section 13(d) of the Exchange Act) with respect to, any voting securities of Sterling or any of its affiliates.  The Shareholder will, and will cause its Shareholder Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this letter agreement with any person with respect to any of the actions or transactions prohibited by this paragraph 4, will not enter into any discussions, negotiations, agreements, arrangements or understandings with any person with respect to any of the actions or transactions prohibited by this paragraph 4, or advise, assist, or encourage any person to take any action with respect to any such actions or transactions, and will not request, directly or indirectly, any amendment or waiver of any of the foregoing in a manner that would reasonably likely require public disclosure by Sterling or any of its affiliates. Notwithstanding anything to the contrary contained herein, the foregoing shall not restrict or limit the ability of the Shareholder who is a director of Sterling to take any action in his or her capacity as a director of Sterling to the extent expressly permitted by the Merger Agreement.

5.                                      The Shareholder agrees not to, without the prior written consent of Hudson Valley, directly or indirectly (a) offer for sale, sell, give, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any of the Shares, or (b) except as set forth herein, enter into any voting arrangement, whether by proxy, voting agreement, arrangement or understanding, voting trust or otherwise, with respect to any of the Shares, and shall not commit or agree to take any of the foregoing actions; provided that the foregoing clause (a) shall not prohibit (i) the Shareholder from disposing of or surrendering Shares to Sterling in connection with the vesting, settlement or exercise of Sterling Equity Awards to satisfy any withholding taxes incurred in connection with such vesting, settlement or exercise or, in respect of Sterling Stock Options, the exercise price thereof or (ii) the Shareholder from giving, transferring, assigning or otherwise disposing of Shares to any person (a “Transferee”) in the case of any gift or similar estate planning transaction if, and only if, such Transferee agrees in writing to be bound by the terms of this Agreement and the Shareholder provides at least two (2) days prior written notice (which shall include the written consent of the Transferee agreeing to be bound by the terms of this Agreement) to Hudson Valley; provided, further, that the restrictions set forth in this paragraph 5 shall terminate following the adoption of the Merger Agreement by the stockholders of Sterling by the Requisite Sterling Vote, provided that any sale or transfer of Shares after such time shall be made in compliance with all applicable laws and insider trading policies, blackout restrictions or similar internal policies of Sterling.

6.                                      The Shareholder represents and warrants that the Shareholder beneficially owns the Shares listed on Exhibit A free and clear of all Liens, proxies and restrictions on the right to vote or transfer such Shares, except for any such Liens and restrictions arising hereunder and except for transfer restrictions of general applicability under the Securities Act of 1933, as amended, and state “blue sky” laws. Without limiting the foregoing, except to the extent set forth in this letter agreement, the Shareholder has the power, authority and legal capacity to vote and transfer the Shares listed on Exhibit A. As of the date hereof the Shareholder does not own, beneficially or of record, any voting securities of Sterling other than the number of Shares set forth on Exhibit A attached hereto. The Shareholder does not beneficially own any Sterling Equity Awards or other rights to acquire any additional shares of Sterling Common Stock or any securities exercisable for or convertible into shares of Sterling Common Stock, except as set forth on Exhibit A attached hereto (collectively, “Derivative Securities”).

7.                                      The Shareholder further represents and warrants that (a) the Shareholder has duly executed and delivered this letter agreement, (b) the execution, delivery and performance by the Shareholder of this letter agreement and the consummation by the Shareholder of the transactions contemplated hereby are within the capacity of the Shareholder, and (c) this letter agreement is the Shareholder’s legal, valid and binding agreement and is enforceable against the Shareholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity.

8.                                      The Shareholder agrees that all representations, terms and conditions of this letter agreement will apply to shares of Sterling Common Stock of which the Shareholder acquires record or beneficial ownership after the date hereof and prior to the termination of this letter agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance, or as a successor in interest in any capacity or otherwise.

9.                                      This letter agreement and all obligations of the parties hereunder shall automatically terminate upon the earlier of (a) one year from the date of this letter agreement and (b) the termination of the Merger Agreement in accordance with its terms; provided, however, that (i) this paragraph 9 and paragraphs 12, 13, 14, 15, 16, 18, 20 and 21 hereof shall survive any such termination and (ii) such termination shall not relieve any party of any liability or damages resulting from any willful or material breach of any of its representations, warranties, covenants or other agreements set forth herein.

10.                               The Shareholder hereby authorizes Sterling and Hudson Valley to publish and disclose in any announcement or disclosure in connection with the Merger, including in any filing with any Governmental Entity made in connection with the Merger, the Shareholder’s identity and ownership of the Shares and the nature of the Shareholder’s obligations under this letter agreement. The Shareholder agrees to notify Hudson Valley as promptly as practicable of any inaccuracies or omissions in any information relating to the Shareholder that is so published or disclosed.

11.                               The Shareholder agrees that the Shareholder shall not take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by the Shareholder of his or her obligations under this letter agreement.

12.                               This letter agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law.  Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this letter agreement or the transactions contemplated hereby exclusively in any federal or state court sitting in the Borough of Manhattan in the State of New York (the “Chosen Courts”), and, solely in connection with claims arising under this letter agreement or the transactions that are the subject of this letter agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with paragraph 14.

13.                               EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT:  (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 13.

14.                               All notices and other communications to be given hereunder by either party to the other shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation), if to the Shareholder, to the address or facsimile number, as applicable, set forth in Exhibit A hereto, and, if to Hudson Valley, in accordance with Section 9.4 of the Merger Agreement, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

15.                               No party to this letter agreement may assign any of its rights, interests or obligations hereunder or delegate any of its duties hereunder (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, and any such assignment or delegation in contravention of this paragraph 15 shall be void and of no force or effect; provided, that Hudson Valley may, in its sole discretion, assign or transfer all or any of its rights under this Agreement to any direct or indirect wholly-owned subsidiary of Hudson Valley. Subject to the foregoing, this letter agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this letter agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this letter agreement, including to confer third party beneficiary rights.

16.                               The Shareholder recognizes and acknowledges that a breach of any covenants or agreements contained in this letter agreement will cause Hudson Valley to sustain irreparable damages for which it would not have an adequate remedy at law for money damages, and therefore the Shareholder agrees that in the event of any such breach, Hudson Valley shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief, in addition to any other remedy to which Hudson Valley may be entitled, at law or in equity.  It is accordingly agreed that Hudson Valley shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement, without proof of actual damages, in addition to any other remedy to which Hudson Valley is entitled at law or in equity, in any court of the United States or any state having jurisdiction pursuant to paragraph 12 hereof.  The Shareholder hereby waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

17.                               The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.

18.                               The parties acknowledge and agree that nothing in this letter agreement shall be deemed to vest in Hudson Valley any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholder, and Hudson Valley shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Sterling or exercise any power or authority to direct the Shareholder in the voting of any of the Shares, except as otherwise expressly provided herein. This letter agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or other like relationship between the parties.

19.                               Any provision of this letter agreement may be (i) waived in whole or in part in writing by the party benefited by the provision or by both parties or (ii) amended or modified only by an agreement in writing between the parties hereto executed in the same manner as this letter agreement.

20.                               The Merger Agreement and this letter agreement (including the documents and instruments referred to herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

21.                               Whenever possible, each provision or portion of any provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this letter agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this letter agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

22.                               This letter agreement may be executed in two or more counterparts which together shall constitute a single agreement. Execution of this letter agreement may be made by facsimile signature or e-mail of a .pdf attachment, which, for all purposes, shall be deemed to be an original signature.

Please confirm that the foregoing correctly states the understanding between the undersigned and you by signing and returning to a counterpart hereof.

Very truly yours,

Name:

Accepted and agreed as of the date set forth above.

HUDSON VALLEY HOLDING CORP.

By:
Name:	James P. Blose
Title:	Executive Vice President, General Counsel & Secretary

Exhibit A

Shareholder Information

Name, Address and Facsimile Number for Notices	Common Stock	Derivative Securities